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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 20, 2001

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                              CKE RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                     1-13192                  33-0602639
(State or other jurisdiction of       (Commission              (IRS Employer
incorporation or organization)        File Number)           Identification No.)


401 W. CARL KARCHER WAY, ANAHEIM, CALIFORNIA                        92801
   (Address of Principal Executive Office)                        (Zip Code)


       Registrant's telephone number, including area code: (714) 774-5796


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        A. Financial Statements

           None required.

        B. Exhibits

           The following are filed as exhibits to this Current Report:

              99.1     Press Release dated March 14, 2001

ITEM 9. REGULATION FD DISCLOSURE

        SALE OF TACO BUENO SUBSIDIARY

On March 14, 2001, the Company announced that it had entered into a definitive agreement with Jacobson Partners, a private equity buyout firm, to sell the Company's Taco Bueno subsidiary to Jacobson Partners for $72.5 million (subject to usual closing adjustments).

The transaction is expected to close at the end of May, and is subject to final resolution of schedules to the stock purchase agreement, customary closing conditions and the buyer obtaining the balance of its financing.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               CKE RESTAURANTS, INC.


Date: March 20, 2001                           By: /s/ MICHAEL MURPHY
                                                   -----------------------------
                                                       Michael Murphy
                                                       General Counsel


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                             DESCRIPTION
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 99.1       Press Release dated March 14, 2001